                                                                    EXHIBIT 4.34

                                                                  EXECUTION COPY

                          COUNTRYWIDE HOME LOANS, INC.
                                    as Issuer
                                       and
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                                  as Guarantor

                              --------------------

                              --------------------

                                    INDENTURE

                          Dated as of December 16, 1996

                              --------------------

                              THE BANK OF NEW YORK

                                   as Trustee

                              --------------------

                          SUBORDINATED DEBT SECURITIES

TIE-SHEET

         of provisions of Trust Indenture Act of 1939 with Indenture dated as of December 16, 1996 among Countrywide Home Loans, Inc., as Issuer, Countrywide Credit Industries, Inc., as Guarantor and The Bank of New York, Trustee:

ACT SECTION                                                                                         INDENTURE SECTION
301(a)(1)..................................................................................                         6.09
(a)(2).....................................................................................                         6.09
310(a)(3)..................................................................................                         N.A.
(a)(4).....................................................................................                         N.A.
310(b)   ..................................................................................     6.08; 6.10(a)(b) and (d)
310(c)   ..................................................................................                         N.A.
311(a) and (b).............................................................................                         6.13
311(c)   ..................................................................................                         N.A.
312(a)   ..................................................................................                4.01; 4.02(a)
312(b) and (c).............................................................................              4.02(b) and (c)
313(a)   ..................................................................................                      4.04(a)
313(b)(1)..................................................................................                         N.A.
313(b)(2)..................................................................................                      4.04(b)
313(c)   ..................................................................................                      4.04(c)
313(d)   ..................................................................................                      4.04(d)
314(a)   ..................................................................................                   4.03, 3.05
314(b)   ..................................................................................                         N.A.
314(c)(1) and (2)..........................................................................                        13.05
314(c)(3)...................................................................................                         N.A.
314(d)   ..................................................................................                         N.A.
314(e)   ..................................................................................                         13.05
314(f)   ..................................................................................                         N.A.
315(a)(c) and (d)..........................................................................                         6.01
315(b)   ..................................................................................                         5.08
315(e)   ..................................................................................                         5.09
316(a)(1)..................................................................................                   5.01; 5.07
316(a)(2)..................................................................................                      Omitted
316(a) last sentence.......................................................................                         7.04
316(b)   ..................................................................................                         5.04
317(a)   ..................................................................................                         5.02
317(b)   ..................................................................................                      3.04(a)
318(a)   ..................................................................................                        13.07

----------------------
         THIS TIE-SHEET IS NOT PART OF THE INDENTURE AS EXECUTED.

                               TABLE OF CONTENTS*

                                                                               Page
                                                                               ----
Parties ..................................................................      1
Recitals .................................................................      1
Authorization of Indenture ...............................................      1
Compliance with Legal Requirements .......................................      1
Purpose of and Consideration for Indenture ...............................      1

Testimonium
Signatures
Acknowledgements

---------------------
* THIS TABLE OF CONTENTS SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THE INDENTURE.

                  THIS INDENTURE, dated as of December 16, 1996, among Countrywide Home Loans, Inc., a New York corporation (hereinafter sometimes called the "Company"), Countrywide Credit Industries, Inc., a Delaware corporation (hereinafter sometimes called the "Guarantor"), and The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes called the "Trustee"),

                                   WITNESSETH:

                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue from time to time of its subordinated unsecured debentures, notes or other evidence of indebtedness to be issued in one or more series (the "Debt Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and, to provide the terms and conditions upon which the Debt Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

                  WHEREAS, for its lawful corporate purposes, the Guarantor has duly authorized the execution and delivery of this Indenture and deems it appropriate from time to time to issue its guarantee of the Debt Securities on the terms herein provided (the "Guarantees" and, together with the Debt Securities, the "Securities"); and

                  WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms, have been done and performed.

                  NOW, THEREFORE, This Indenture Witnesseth:

                  In consideration of the premises, and the purchase of the Securities by the holders thereof, the Company and the Guarantor covenant and agree with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities or of a series thereof, as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions.

                  The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act of 1933, as amended (the "Securities Act"), shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Section 1.02. "Affiliate" means, with respect to a specified Person,
(a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person,
(c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

                  (a) "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to
Section 6.14.

         Section 1.03. "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

                  (a) "Board of Directors" shall mean the board of directors or the executive committee or any other duly authorized designated officers of the Company or the Guarantor, as the case may be.

                  (b) "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                  (c) "Business Day" shall mean, with respect to any series of Securities, any day other than a day on which federal or state banking institutions in the Borough of Manhattan, The City of New York, are authorized or obligated by law, executive order or regulation to close.

                  (d) "Capital Securities" shall mean undivided beneficial interests in the assets of a Countrywide Trust which rank pari passu with Common Securities issued by such Countrywide Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Capital Securities.

                  (e) "Capital Securities Guarantee" shall mean, in respect of any Countrywide Trust, any guarantee that the Guarantor may enter into with The Bank of New York or other Persons that operates directly or indirectly for the benefit of holders of Capital Securities of such Countrywide Trust.

                  (f) "Certificate" shall mean a certificate signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company or the Guarantor, as the case may be.

                  (g) "Common Securities" shall mean undivided beneficial interests in the assets of a Countrywide Trust which rank pari passu with Capital Securities issued by such Countrywide Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Capital Securities.

                  (h) "Common Securities Guarantee" shall mean, in respect of any Countrywide Trust, any guarantee that the Guarantor may enter into with any Person or Persons and that operates directly or indirectly for the benefit of holders of Common Securities of such Countrywide Trust.

                  (i) "Company" shall mean Countrywide Home Loans, Inc., a New York corporation, and, subject to the provisions of Article Ten, shall include its successors and assigns.

                  (j) "Countrywide Trust" shall mean Countrywide Capital I, a Delaware business trust, or any other similar trust created for the purpose of issuing Capital Securities in connection with the issuance of Securities under this Indenture.

                  (k) "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

                  (l) "Debt Security" or "Debt Securities" shall have the meaning stated in the first recital of this Indenture and more particularly means any debt security or debt securities, as the case may be, authenticated and delivered under this Indenture.

                  (m) "Declaration", with respect to a Countrywide Trust, shall mean the Amended and Restated Declaration of Trust of such Countrywide Trust.

                  (n) "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                  (o) "Depositary" shall mean, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.03 or 2.11.

                  "Dissolution Tax Opinion" shall have the meaning set forth in Annex I to the Declaration.

                  (p)      "Event of Default" shall mean any event specified in
Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (q) "Global Security" shall mean, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

                  "Guarantee" means the agreement of the Guarantor, in the form set forth in Section 2.13 hereof, to be endorsed on the Debt Securities authenticated and delivered under this Indenture.

                  "Guarantor" means Countrywide Credit Industries, Inc., a corporation duly organized and existing under the laws of the State of Delaware.

                  (r) "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both, and shall include the form and terms of particular series of Securities established as contemplated hereunder.

                  (s) "Institutional Trustee" has the meaning set forth in the Declaration of the applicable Countrywide Trust.

                  (t) "Interest" shall mean, when used with respect to noninterest bearing Securities, interest payable after maturity.

                  (u) "Interest Payment Date", when used with respect to any installment of interest on a Debt Security of a particular series, shall mean the date specified in such Debt Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Debt Securities of that series is due and payable.

                  (v) "Mortgage" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

                  (w) "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board, the President, any Managing Director or any Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the

Trustee. Each such certificate shall include the statements provided for in
Section 13.06 if and to the extent provided by the provisions of such Section.

                  (x) "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.06 if and to the extent required by the provisions of such Section.

                  (y) "Original Issue Date" of any Security (or any portion thereof) shall mean the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

                  (b) "Original Issue Discount Security" shall mean any Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

                  The term "outstanding", when used with reference to Debt Securities, shall, subject to the provisions of Section 7.04, mean, as of any particular time, all Debt Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except

                  (c) Debt Securities theretofore cancelled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

                  (d) Debt Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Debt Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as provided in Article Fourteen or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (e) Debt Securities paid pursuant to Section 2.08 or in lieu of or in substitution for which other Debt Securities shall have been authenticated and delivered pursuant to the terms of Section 2.08 unless proof satisfactory to the Company and the Trustee is presented that any such Debt Securities are held by bona fide holders in due course.

                           In determining whether the holders of the requisite
                  principal amount of outstanding Debt Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

                  (f) "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  (g) "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt and guarantee and as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under
Section 2.08 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt and guarantee as the lost, destroyed or stolen Security.

                  (h) "Principal Office of the Trustee", or other similar term, shall mean the principal office of the Trustee, at which at any particular time its corporate trust business shall be administered.

                  "Redemption Tax Event" shall have the meaning set forth in Annex I to the Declaration.

                  (i) "Responsible Officer", when used with respect to the Trustee, shall mean the chairman and vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, any vice president, any assistant vice president, the cashier, any assistant cashier, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any senior trust officer, any trust officer, the controller, any assistant controller or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Security" or "Securities" means any Debt Security or Debt Securities with a Guarantee endorsed thereon.

                  (j) "Securityholder", "holder of Securities", or other similar terms, shall mean any Person in whose name at the time a particular Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof.

                  (k) "Security Register" shall have the meaning specified in Section 2.07.

                  (l) "Senior Indebtedness" means, with respect to the Company or the Guarantor, as the case may be, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor; (ii) all capital lease obligations of such obligor; (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such obligor for the reimbursement on any letter of credit, any banker's acceptance, any security purchase facility or any repurchase agreement or similar arrangement, any interest rate swap, any other hedging arrangement, any obligation under options or any similar credit or other transaction; (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except (1) any such indebtedness that contains express terms, or is issued under a deed, indenture or other instrument that contains express terms, providing that it is subordinate to or ranks pari passu with the Debt Securities or the Guarantee, (2) any indebtedness between or among the Company or the Guarantor and any of their Affiliates, and
(3) all other debt securities and guarantees in respect of those debt securities, in any case issued by the Company or the Guarantor to (x) any Countrywide Trust or a trustee of such Trust or (y) any other trust, or a trustee of such trust, partnership or other entity affiliated with the Company or the Guarantor, as the case may be, which is a financing vehicle of the Company or the Guarantor, as the case may be (a "Financing Entity"), in connection with the issuance by such Financing Entity of preferred securities of a similar nature to the Capital Securities or of other securities that rank pari passu with, or junior to, the Capital Securities. Such Senior Indebtedness shall continue to be Senior Indebtedness and be entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of such senior Indebtedness.

                  (m)     "Subsidiary" shall mean with respect to any Person,
(i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of the outstanding partnership or similar interests of which shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power by reason of the occurrence of a contingency.

                  (n) "Trustee" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article Six hereof, shall also include its successors and assigns as Trustee hereunder. The term "Trustee" as used with respect to a particular series of Securities shall mean the trustee with respect to that series.

                  (o) "Trust Indenture Act" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture, except as provided in Section 9.03.

                  (p) "Trust Securities" shall mean Common Securities and Capital Securities of a Countrywide Trust.

                  (q) "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                  (r) "Yield to Maturity" shall mean the yield to maturity on a series of Debt Securities, calculated at the time of issuance of such series of Debt Securities, or if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.

                                   ARTICLE II.

                                   SECURITIES

         Section 2.01. Forms Generally.

                  The Securities of each series shall be in substantially the form as shall be established by or pursuant to a Board Resolution and as set forth in an Officers' Certificate of the Company and the Guarantor or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  In the event the Securities are issued in definitive form pursuant to this Indenture, such Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Section 2.02. Form of Trustee's Certificate of Authentication.

                  The Trustee's certificate of authentication on all Debt Securities shall be in substantially the following form:

                  This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                  The Bank of New York as Trustee

                  By______________________
                          Authorized Signatory

         Section 2.03. Amount Unlimited; Issuable in Series.

                  (a) The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Debt Securities may be issued in one or more series up to the aggregate principal amount of Debt Securities of that series from time to time authorized by or pursuant to a Board Resolution of the Company or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Debt Securities of any series, there shall be established in or pursuant to a Board Resolution of the Company and set forth in an Officers' Certificate of the Company or established in one or more indentures supplemental:

                  (1) the title of the Debt Securities of the series (which shall distinguish Debt Securities of the series from all other Debt Securities);

                  (2) any limit upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 2.07, 2.08, 2.09, 9.04 or 14.03);

                  (3) the date or dates on which the principal of and premium, if any, on the Debt Securities of the series is payable;

                  (4) the rate or rates at which the Debt Securities of the series shall bear interest, if any, or the method by which such interest may be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates and the record dates for the determination of holders to whom interest is payable on any such Interest Payment Dates;

                  (5) the place or places where the principal of, and premium, if any, and any interest on Debt Securities of the series shall be payable;

                  (6) the right, if any, to extend the interest payment periods and the duration of such extension;

                  (7) the price or prices at which, the period or periods within which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

                  (8) the obligation, if any, of the Company to redeem, purchase or repay Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Securityholder thereof and the price or prices at which and the period or periods within which the price or prices at which, and the terms and conditions upon which Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Debt Securities of the series shall be issuable;

                  (10) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.01 or provable in bankruptcy pursuant to Section 5.02;

                  (11) any Events of Default with respect to the Debt Securities of a particular series, if not set forth herein;

                  (12) the form of the Securities of the series including the form of the certificate of authentication of such series;

                  (13) any trustee, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Debt Securities of such series;

                  (14) whether the Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities, and whether beneficial owners of interests in any such Global Securities may exchange such interests for other Debt Securities of such series in the manner provided in Section 2.07, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in Section 2.07, and any other terms of the series relating to the global nature of the Global Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof, or interest or premium, if any, thereon; and

                  (15) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Company setting forth the terms of the series.

                  (b) Prior to the issuance of any of the Guarantees, the exact form and terms of such Guarantees, which shall comply with the terms of
Section 2.13 hereof and contain such additional terms as are permitted by this Indenture, shall be established by an Officers' Certificate of the Guarantor or in an indenture supplemental hereto.

         Section 2.04. Authentication and Dating.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series executed by the Company, together with the Guarantees endorsed thereon executed by the Guarantor, to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, President, one of its Managing Directors or one of its Vice Presidents and by its Treasurer or any Assistant Treasurer, without any further action by the Company hereunder. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon:

                  (1) a copy of any Board Resolution or Resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company or the Guarantor as the case may be;

                  (2)      an executed supplemental indenture, if any;

                  (3) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Sections 2.01 and 2.03, respectively; and

                  (4)      an Opinion of Counsel prepared in accordance with
                  Section 13.06 which shall also state:

                  (a) that the form of such Securities has been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.01 in conformity with the provisions of this Indenture;

                  (b) that the terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.03 in conformity with the provisions of this Indenture;

                  (c) that (i) such Debt Securities, when authenticated and delivered by the Trustee and issued by the Company and (ii) such Guarantees, when issued by the Guarantor, in each case in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantor, respectively;

                  (d) that all laws and requirements in respect of the execution and delivery by the Company and the Guarantor of the Debt Securities and the Guarantees, respectively, have been complied with and that authentication and delivery of the Securities by the Trustee will not violate the terms of the Indenture; and

                  (e) such other matters as the Trustee may reasonably request.

                  The Trustee shall have the right to decline to authenticate any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing holders.

         Section 2.05. Date and Denomination of Securities.

                  The Securities shall be issuable as registered Securities without coupons and in such denominations as shall be specified as contemplated by Section 2.03. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in the denominations of $1,000 and any multiple thereof. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

                  Every Security shall be dated the date of its authentication, shall bear interest, if any, from such date and shall be payable on such dates, in each case, as contemplated by Section 2.03. The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 14.03.

                  Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for a Security of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

                  (1) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register (as hereinafter defined), not less than ten days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Unless otherwise set forth in a Board Resolution of the Company or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

                  Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

         Section 2.06. Execution of Securities.

                  The Securities shall be signed in the name and on behalf of the Company by, and the Guarantees endorsed thereon shall be signed on behalf of the Guarantor by, the facsimile signature of its Chairman of the Board of Directors, President, one of its Managing Directors or one of its Vice-Presidents and by the facsimile signature of its Treasurer or one of its Assistant Treasurers, under its corporate seal which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise, and which need not be attested. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee or the Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent upon any Security executed by the Company and the Guarantor shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                  In case any officer of the Company or the Guarantor who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated by the Trustee or the Authenticating Agent, or disposed of by the Company, such Securities nevertheless may be authenticated or disposed of as though the Person who signed such Securities had not ceased to be such officer of the Company or the Guarantor, as the case may be; and any Security may be signed on behalf of the Company or the Guarantor by such Persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company or the Guarantor, as the case may be, although at the date of the execution of this Indenture any such person was not such an officer.

         Section 2.07. Exchange and Registration of Transfer of Securities.

         Subject to Section 2.03(14), Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged may be surrendered at the principal corporate trust office of the Trustee or at any office or agency to be maintained by the Company for such purpose as provided in Section 3.02, and the Company and the Guarantor shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Security of any series at the principal corporate trust office of the Trustee or at any office or agency of the Company maintained for such purpose as provided in Section 3.02, the Company and the Guarantor shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities of the same series for a like aggregate principal amount. Registration or registration of transfer of any Security by the Trustee or by any agent of the Company appointed pursuant to Section 3.02, and delivery of such Security, shall be deemed to complete the registration or registration of transfer of such Security.

                  The Company or the Trustee shall keep, at the principal corporate trust office of the Trustee, a register (the "Security Register") for each series of Securities issued hereunder in which, subject to such reasonable regulations as it may prescribe, the Company or the Trustee shall register all Securities and shall register the transfer of all Securities as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

                  All Securities presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Trustee or the Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee or the Authenticating Agent duly executed by, the holder or his attorney duly authorized in writing.

                  No service charge shall be made for any exchange or registration of transfer of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith.

                  The Company or the Trustee shall not be required to exchange or register a transfer of (a) any Security for a period of 15 days next preceding the date of selection of Securities of such series for redemption, or
(b) any Securities of any series selected, called or being called for redemption in whole or in part, except in the case of any Securities of any series to be redeemed in part, the portion thereof not so to be redeemed.

         Section 2.08. Mutilated, Destroyed, Lost or Stolen Securities.

                  In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company and the Guarantor shall execute, and upon its request the Trustee shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company, the Guarantor and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Guarantor and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

                  The Trustee may authenticate any such substituted Security and make available for delivery the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company, the Guarantor and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

                  Every substituted Security of any series issued pursuant to the provisions of this Section 2.08 by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company or the Guarantor, as the case may be, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         Section 2.09. Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company and the Guarantor may execute and the Trustee shall authenticate and make available for delivery temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and the Guarantor and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company and the Guarantor will execute and deliver to the Trustee or the Authenticating Agent definitive Securities and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the principal corporate trust office of the Trustee or at any office or agency maintained by the Company for such purpose as provided in Section 3.02, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange for such temporary Securities a like aggregate principal amount of such definitive Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving a registration of transfer the Company may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

         Section 2.10. Cancellation of Securities Paid, etc.

                  All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer, shall, if surrendered to the Company, the Guarantor or any paying agent, be surrendered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee or any Authenticating Agent, shall be promptly cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Securities cancelled by any Authenticating Agent shall be delivered to the Trustee. The Trustee shall deliver all cancelled Securities to the Company. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

         Section 2.11. Global Securities.

                  (a)      If the Company shall establish pursuant to Section
2.03 that the Securities of a particular series are to be issued as a Global Security, then the Company and the Guarantor shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the outstanding Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee,
(iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary, another nominee of the Depositary or to a successor Depositary or its nominee."

                  (b) Notwithstanding the provisions of Section 2.07, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.07, only by the Depositary to a nominee of the Depositary for such series, or by a nominee of the Depositary to the Depositary for such series, another nominee of the Depositary for such series, or a successor Depositary for such series selected or approved by the Company, or a nominee of such successor Depositary for such series.

                  (c) If at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section
2.11 shall no longer be applicable to the Securities of such series and the Company and the Guarantor will execute, and subject to Section 2.07, the Trustee will authenticate and make available for delivery the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this
Section 2.11 shall no longer apply to the Securities of such series. In such event the Company and the Guarantor will execute and subject to Section 2.07, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and make available for delivery the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

         Section 2.12. CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

         Section 2.13. Unconditional Guarantees.

                               (FORM OF GUARANTEE)

                  FOR VALUE RECEIVED, the Guarantor hereby fully and unconditionally guarantees to the holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of, sinking fund payment, if any, premium, if any, or interest on said Security, when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise, according to the terms thereof and of the Indenture referred to therein.

                  The Guarantor agrees to determine, at least one Business Day prior to the date upon which a payment of principal of, sinking fund payment, if any, premium, if any, or interest on said Security is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, sinking fund payment, if any, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption, or otherwise, and as if such payment were made by the Company.

                  The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable, and absolute, irrespective of the validity, regularity, or enforceability of said Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the holder of said Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Security and in this Guarantee.

                  The Guarantor shall be subrogated to all rights of the holder of said Security against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the holders of all of the Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and premium, if any, and interest on all Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

                  Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Company on the Securities to the holders of the Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C.
Section 547 and such payment is paid by such holder to such trustee in bankruptcy, then and to the extent of such repayment, the obligations of the Guarantor hereunder shall remain in full force and effect.

         The obligations of the Guarantor under this Guarantee are, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto.

         Each holder of the Security upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each holder of the Security upon which this Guarantee is endorsed, by his or her acceptance thereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each holder upon said provisions.

                  This Guarantee shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee (or the Authentication Agent).

                  This Guarantee shall be governed by the laws of the State of New York.

                  IN WITNESS WHEREOF, Countrywide Credit Industries, Inc. has caused this Guarantee to be signed in its corporate name by the facsimile signature of two of its officers thereunto duly authorized and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted or otherwise reproduced hereon.

         Section 2.14. Execution of Guarantee

                  To evidence the Guarantee to the Securityholders specified in
Section 2.13, the Guarantor hereby agrees to execute the Guarantees, in substantially the form above recited, to be endorsed on each Security authenticated and delivered by the Trustee (or the Authenticating Agent). Each such Guarantee shall be signed on behalf of the Guarantor as set forth in
Section 2.06 prior to the authentication of the Security on which it is endorsed and the delivery of such Security by the Trustee (or the Authenticating Agent), after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

         Section 2.15. Assumption by Guarantor

                  (a) The Guarantor may, without the consent of the Securityholders, assume all of the rights and obligations of the Company hereunder with respect to a series of Securities and under the Securities of such series if, after giving effect to such assumption, no Default or Event of Default shall have occurred and be continuing. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company and the Company shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such series.

                  (b) The Guarantor shall assume all of the rights and obligations of the Company hereunder with respect to a series of Securities and under the Securities of such series if, upon a default by the Company in the due and punctual payment of the principal, sinking fund payment, if any, premium, if any, or interest on such Securities, the Guarantor is prevented by any court order or judicial proceeding from fulfilling its obligations under Section 2.13 with respect to such series of Securities. Such assumption shall result in the Securities of such series becoming the direct obligations of the Guarantor and shall be effected without the consent of the holders of the Securities of any series. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company, and the Company shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such series.

                                  ARTICLE III.

                       PARTICULAR COVENANTS OF THE COMPANY

         Section 3.01. Payment of Principal, Premium and Interest.

                  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Debt Securities of that series at the place, at the respective times and in the manner provided in such Debt Securities. At the option of the Company, each installment of interest on the Debt Securities of any series may be paid (i) by mailing checks for such interest payable to the order of the holders of Debt Securities entitled thereto as they appear on the registry books of the Company or (ii) by wire transfer to any account designated by such Person.

         Section 3.02. Offices for Notices and Payments, etc.

                  So long as any of the Securities remain outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities of each series may be presented for payment, an office or agency where the Securities of that series may be presented for registration or transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Securities of that series or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, or specified as contemplated by Section 2.03, such office or agency for all of the above purposes shall be the office or agency of the Trustee. In case the Company shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal corporate trust office of the Trustee.

                  In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside the Borough of Manhattan, The City of New York, where the Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in the Borough of Manhattan, The City of New York, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

         Section 3.03. Appointments to Fill Vacancies in Trustee's Office.

                  The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         Section 3.04. Provision as to Paying Agent.

                  (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this
Section 3.04,

                                                     (1)   that it will hold all
                                    sums held by it as such agent for the
                                    payment of the principal of and premium, if any, or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series; and

                                                     (2)   that it will give the
                                    Trustee notice of any failure by the Company
                                    (or by any other obligor on the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall be due and payable.

                  (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest, if any, on the Securities of any series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall become due and payable.

                  (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay, or direct any paying agent to pay to the Trustee all sums held in trust for any such series by the Company or any such paying agent, such sums to be held by the Trustee upon the trusts herein contained.

                  (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section
3.04 is subject to Sections 11.03 and 11.04.

         Section 3.05. Certificate to Trustee.

                  The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year in each year commencing on February 28, 1997, so long as Securities of any series are outstanding hereunder, a Certificate signed by its principal executive officer, principal financial officer or principal accounting officer, stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

         Section 3.06. Compliance with Consolidation Provisions.

                  Neither the Company nor the Guarantor will, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other company unless the provisions of Article Ten hereof are complied with.

         Section 3.07. Limitation on Dividends.

                  If Securities are issued to a Countrywide Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Countrywide Trust and (i) there shall have occurred and be continuing any event that would constitute an Event of Default, (ii) the Guarantor shall be in default with respect to its payment of any obligations under the Capital Securities Guarantee or Common Securities Guarantee relating to such Countrywide Trust, or (iii) the Company shall have given notice of its election to defer payments of interest on such Securities by extending the interest payment period as provided in the Indenture and such period, or any extension thereof, shall be continuing, then (a) the Guarantor and the Company shall not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase or make a liquidation payment with respect to, any of its capital stock or rights to acquire such capital stock (other than (i) purchases or acquisitions of shares of the Company's or the Guarantor's capital stock or rights to acquire such capital stock in connection with the satisfaction by the Company or the Guarantor, respectively, of their obligations under any employee benefit plans,
(ii) as a result of a reclassification of the Company's or the Guarantor's capital stock or rights to acquire such capital stock or the exchange or conversion of one class or series of the Company's or the Guarantor's capital stock or rights to acquire such capital stock for another class or series of the Company's or the Guarantor's capital stock or rights to acquire such capital stock, (iii) the purchase of fractional interests in shares of the Company's or the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or (iv) dividends or distributions made on the Company's or the Guarantor's capital stock or rights to acquire such stock with the Company's or the Guarantor's capital stock or rights to acquire such capital stock) or make any guarantee payments with respect to any of the foregoing and (b) the Guarantor and the Company shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Guarantor or the Company which rank pari passu with or junior to such Securities.

         Section 3.08. Covenants as to Countrywide Trusts.

                  In the event Securities are issued to a Countrywide Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Countrywide Trust, for so long as such Trust Securities remain outstanding, the Guarantor will (i) maintain 100% direct ownership of the Common Securities of such Countrywide Trust, (ii) use its reasonable efforts to cause such

Countrywide Trust (a) to remain a business trust, except in connection with a distribution of Securities to the holders of Trust Securities in liquidation of such Countrywide Trust, the redemption of all of the Trust Securities of such Countrywide Trust or certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such Countrywide Trust, and (b) to otherwise continue to be treated as a grantor trust for United States federal income tax purposes and (iii) use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Securities.

         Section 3.09. Calculation of Original Issue Discount.

                  The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on outstanding Debt Securities as of the end of such year.

                                   ARTICLE IV.

                    SECURITYHOLDERS' LISTS AND REPORTS BY THE

                             COMPANY AND THE TRUSTEE

         Section 4.01. Securityholders' Lists.

                  The Company covenants and agrees that it will furnish or caused to be furnished to the Trustee:

                  (a) on each regular record date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of such series of Securities as of such record date (and on dates to be determined pursuant to Section 2.03 for non-interest bearing securities in each year); and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; except that no such lists need be furnished under this Section 4.01 so long as the Trustee is in possession thereof by reason of its acting as Security registrar for such series.

         Section 4.02. Preservation and Disclosure of Lists.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Securities (1) contained in the most recent list furnished to it as provided in Section 4.01 or (2) received by it in the capacity of Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

                  (b) In case three or more holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of such series or with holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within five Business Days after the receipt of such application, at its election, either:

                                                     (1)   afford such
                                    applicants access to the information
                                    preserved at the time by the Trustee in
                                    accordance with the provisions of subsection
                                    (a) of this Section 4.02, or

                                                     (2)   inform such
                                    applicants as to the approximate number of holders of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                                                                 If the Trustee
                                    shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining 1 or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the

                                    Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every holder of Securities, by receiving and holding the same, agrees with Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section 4.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

         Section 4.03. Reports by Guarantor.

                  (a) The Guarantor covenants and agrees to file with the Trustee, within 15 days after the Guarantor is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Guarantor may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Guarantor is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (b) The Guarantor covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Guarantor with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                  (c) The Guarantor covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Security register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Guarantor pursuant to subsections (a) and (b) of this Section
4.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

                  (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Guarantor's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Certificates and Officers' Certificates).

         Section 4.04. Reports by the Trustee.

                  (a) The Trustee shall transmit to Securityholders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture deliver to Securityholders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Securities and Exchange Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

                                   ARTICLE V.

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS--

                                EVENTS OF DEFAULT

         Section 5.01. Events of Default.

                  The following Events of Default with respect to Securities of any series or such other events as may be established with respect to the Securities of that series as contemplated by Section 2.03 hereof shall be "Events of Default" with respect to Securities of that series:

                  (a) the Company or the Guarantor defaults in the payment of any interest upon any Securities of that series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of interest for this purpose; or

                  (b) the Company or the Guarantor defaults in the payment of all or any part of the principal of (or premium, if any, on) any Securities of that series as and when the same shall become due and payable either at maturity, upon redemption (including redemption for any sinking fund), by declaration or otherwise; provided, however, that a valid extension of the maturity of such Securities in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any; or

                  (c) the Company or the Guarantor defaults in the performance, or breaches, of any of its covenants or warranties in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with and other than those set forth exclusively in terms of any particular series of Securities established as contemplated in this Indenture), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the holders of at least 25% in principal amount of the outstanding Securities, without regard to series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or the Guarantor or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                  (e) the Company or the Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or the Guarantor or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                  (f) in the event the Securities of that series are issued to a Countrywide Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Countrywide Trust, such Countrywide Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of the Securities to holders of such Trust Securities in liquidation of their interests in such Countrywide Trust, (ii) the redemption of all of the outstanding Trust Securities of such Countrywide Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such Countrywide Trust.

                  If an Event of Default occurs and is continuing with respect to any series of Securities, then, and in each and every such case, unless the principal of all of the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding hereunder, by notice in writing to the Company and the Guarantor (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all Securities of that series and the interest accrued thereon, if any, and any other amounts payable under this Indenture to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

                  The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company or the Guarantor shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of and premium, if any, on any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series, (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of or premium, if any, on Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the holders of a majority in aggregate principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series (or with respect to all Securities, as the case may be, in such case, treated as a single class) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Guarantor, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Guarantor, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

         Section 5.02. Payment of Securities on Default; Suit Therefor.

                  The Company and the Guarantor covenant that (a) in case default shall be made in the payment of any installment of interest upon any of the Securities of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Securities of any series as and when the same shall have become due and payable, whether at maturity of the Securities of that series or upon redemption or by declaration or otherwise -- then, upon demand of the Trustee, the Company or the Guarantor will pay to the Trustee, for the benefit of the holders of the Securities of that series the whole amount that then shall have become due and payable on all such Securities of that series for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by a Countrywide Trust or a trustee of such trust, without duplication of any other amounts paid by the Guarantor or such Countrywide Trust or trustee in respect thereof) upon the overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

                  In case the Company or the Guarantor shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or the Guarantor or any other obligor on such Securities and collect in the manner provided by law out of the property of the Company or the Guarantor or any other obligor on such Securities wherever situated the moneys adjudged or decreed to be payable.

                  In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or the Guarantor or any other obligor on the Securities of any series under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or the Guarantor or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or the Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Company or the Guarantor or such other obligor, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of that series are Original Issue Discount Securities such portion of the principal amount as may be specified in the terms of that series) owing and unpaid in respect of the Securities of such series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in such judicial proceedings relative to the Company or the Guarantor or any other obligor on the Securities of any series, or to the creditors or property of the Company or the Guarantor or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities or any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                  Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

                  All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

                  In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

         Section 5.03. Application of Moneys Collected by Trustee.

                  Any moneys collected by the Trustee shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  First: To the payment of costs and expenses of collection applicable to such series and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

                  Second: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article Fifteen;

                  Third: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any), and interest on the Securities of such series, in respect of which or for the benefit of which money has been collected, ratably, without preference or priority of any kind, according to the amounts due on such Securities for principal (and premium, if any) and interest, respectively; and

                  Fourth: The balance, if any, to the Company.

         Section 5.04. Proceedings by Securityholders.

                  No holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities of any series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable series.

                  Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of (premium, if any) and interest, if any, on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 5.05. Proceedings by Trustee.

                  In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 5.06. Remedies Cumulative and Continuing.

                  Except as otherwise provided in Section 2.08, all powers and remedies given by this Article Five to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such series, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of
Section 5.04, every power and remedy given by this Article Five or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

         Section 5.07. Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.

                  The holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of any series of the Securities, or of all the Securities, as the case may be, the holders of a majority in aggregate principal amount of the Securities of that series at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past default or Event of Default, including any default or Event of Default the conditions for the occurrence of which are established pursuant to Section 2.03, and its consequences, except a default (a) in the payment of principal of, premium, if any, or interest on any of the Securities,
(b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected, or (c) a default of the covenants contained in Section 3.08;

provided, however, that if the Securities of such series are held by a Countrywide Trust or a trustee of such trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable Countrywide Trust shall have consented to such waiver or modification to such waiver; provided, further, that if the consent of the holder of each outstanding Security is required, such waiver shall not be effective until each holder of the Trust Securities of the applicable Countrywide Trust shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Guarantor, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.07, said default or Event of Default shall for all purposes of the Securities of that series (or of all Securities, as the case may be) and this Indenture be deemed to have been cured and to be not continuing.

         Section 5.08. Notice of Defaults.

                  The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, mail to all Securityholders of that series, as the names and addresses of such holders appear upon the Security register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section
5.08 being hereby defined to be the events specified in clauses (a), (b), (c),
(d), (e) and (f) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01); and provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series; and provided further, that in the case of any default of the character specified in Section 5.01(c) no such notice to Securityholders of such series shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

         Section 5.09. Undertaking to Pay Costs.

                  All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders of any series, holding in the aggregate more than 10% in principal amount of the Securities of that series outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security against the Company on or after the same shall have become due and payable.

                                   ARTICLE VI.

                             CONCERNING THE TRUSTEE

         Section 6.01. Duties and Responsibilities of Trustee.

                  With respect to the holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to Securities of that series and after the curing or waiving of all Events of Default which may have occurred, with respect to Securities of that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (a) prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing or waiving of all Events of Default with respect to that series which may have occurred

                                                     (1)   the duties and
                                    obligations of the Trustee with respect to Securities of a series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to such series as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                                                     (2)   in the absence of bad
                                    faith on the part of the Trustee, the
                                    Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

         Section 6.02. Reliance on Documents, Opinions, etc.

                     Except as otherwise provided in Section 6.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be;

                  (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Securities

(that has not been cured or waived) to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of not less than a majority in principal amount of the outstanding Securities of the series affected thereby; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

         Section 6.03. No Responsibility for Recitals, etc.

                    The recitals contained herein and in the Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company and the Guarantor, and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company or the Guarantor of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

         Section 6.04. Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Securities.

                     The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Security registrar.

         Section 6.05. Moneys to be Held in Trust.

                     Subject to the provisions of Section 11.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company and the Guarantor. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the President, a Managing Director, a Vice President, the Treasurer or an Assistant Treasurer of the Company.

         Section 6.06. Compensation and Expenses of Trustee.

                  The Company and the Guarantor covenant and agree to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing among the Company, the Guarantor and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company and the Guarantor will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company and the Guarantor also covenant to indemnify each of the Trustee or any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company and the Guarantor under this Section
6.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(d), Section 5.01(e) or Section 5.01(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

         Section 6.07. Officers' Certificate as Evidence.

                  Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

         Section 6.08. Conflicting Interest of Trustee.

                     If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of
Section 310(b) of the Trust Indenture Act.

         Section 6.09. Eligibility of Trustee.

                     The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia or a corporation or other Person permitted to act as trustee by the Securities and Exchange Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 6.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent records of condition so published.

                     The Company and the Guarantor may not, nor may any person directly or indirectly controlling, controlled by, or under common control with the Company or the Guarantor, serve as Trustee.

                     In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

         Section 6.10. Resignation or Removal of Trustee.

                  (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of such resignation to the Company and the Guarantor and by mailing notice thereof to the holders of the applicable series of Securities at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Company and the Guarantor shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by order of its Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed with respect to any series of Securities and have accepted appointment within 30 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide holder of a

Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

                  (b)      In case at any time any of the following shall occur
--

                                                      (1)      the Trustee
                                    shall fail to comply with the provisions of
                                    Section 6.08 after written request therefor by the Company or the Guarantor or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

                                                      (2)      the Trustee
                                    shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Company or the Guarantor or by any such Securityholder, or

                                                      (3)      the Trustee
                                    shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company or the Guarantor may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 5.09, any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

                  (c) Upon prior written notice to the Company, the Guarantor and the Trustee, the holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to such series and nominate a successor Trustee with respect to the applicable series of Securities or all series, as the case may be, which shall be deemed appointed as successor Trustee with respect to the applicable series unless within ten Business Days after such nomination the Company or the Guarantor objects thereto, in which case the Trustee so removed or any Securityholder of the applicable series, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor Trustee with respect to such series.

               (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this
Section 6.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 6.11.

         Section 6.11. Acceptance by Successor Trustee.

                  Any successor Trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and the Guarantor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring Trustee with respect to all or any applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or the Guarantor or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee thereunder. Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

                  If a successor Trustee is appointed with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

                  No successor Trustee shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

                  Upon acceptance of appointment by a successor Trustee as provided in this Section 6.11, the Company and the Guarantor shall mail notice of the succession of such Trustee hereunder to the holders of Securities of any applicable series at their addresses as they shall appear on the Security register. If the Company and the Guarantor fail to mail such notice within ten Business Days after the acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company and the Guarantor.

         Section 6.12. Succession by Merger, etc.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 6.13. Limitation on Rights of Trustee as a Creditor.

                  The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

         Section 6.14. Authenticating Agents.

                  There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company and the Guarantor with power to act on its behalf and subject to its direction in the authentication and delivery of Securities of any series issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities of such series; provided that the Trustee shall have no liability to the Company or the Guarantor for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities of any series. Any such Authenticating Agent shall at all times be a corporation organized and doing business

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under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

                  Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

                  Any Authenticating Agent may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Trustee and to the Company and the Guarantor. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to one or more or all series of Securities by giving written notice of termination to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Company and the Guarantor shall, promptly appoint a successor Authenticating Agent with respect to the applicable series eligible under this Section 6.14, shall give written notice of such appointment to the Company and the Guarantor and shall mail notice of such appointment to all holders of the applicable series of Securities as the names and addresses of such holders appear on the Security Register. Any successor Authenticating Agent with respect to all or any series upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities with respect to such series of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

                  The Company and the Guarantor agree to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

                                  ARTICLE VII.

                         CONCERNING THE SECURITYHOLDERS

         Section 7.01. Action by Securityholders.

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                  Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Eight, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders or (d) by any other method the Trustee deems satisfactory.

                  If the Company or the Guarantor shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company or the Guarantor may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company or the Guarantor shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         Section 7.02. Proof of Execution by Securityholders.

                  Subject to the provisions of Section 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the Security registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

                  The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

         Section 7.03. Who Are Deemed Absolute Owners.

                  Prior to due presentment for registration of transfer of any Security, the Company, the Guarantor, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and

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

any Security registrar may deem the person in whose name such Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Security and for all other purposes; and neither the Company nor the Guarantor nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

         Section 7.04. Securities Owned by Company or the Guarantor Deemed Not Outstanding.

                  In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or the Guarantor or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or the Guarantor or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or the Guarantor or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or the Guarantor or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         Section 7.05. Revocation of Consents; Future Holders Bound.

                  At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

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                                 ARTICLE VIII.

                            SECURITYHOLDERS' MEETINGS

         Section 8.01. Purposes of Meetings.

                     A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Eight for any of the following purposes:

                  (a) to give any notice to the Company or to the Guarantor or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Five;

                  (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Six;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

                  (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

         Section 8.02. Call of Meetings by Trustee.

                     The Trustee may at any time call a meeting of Securityholders of any or all series to take any action specified in Section 8.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of each series affected at their addresses as they shall appear on the Securities Register for each series affected. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

         Section 8.03. Call of Meetings by Company, Guarantor or
Securityholders.

                     In case at any time the Company or the Guarantor pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company, the Guarantor or such Securityholders may determine the time and the place in said

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

Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in
Section 8.02.

         Section 8.04. Qualifications for Voting.

                  To be entitled to vote at any meeting of Securityholders a Person shall (a) be a holder of one or more Securities with respect to which the meeting is being held or (b) a Person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel and any representatives of the Guarantor and its counsel.

         Section 8.05. Regulations.

                  Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company, by the Guarantor or by Securityholders as provided in Section 8.03, in which case the Company, the Guarantor or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

                  Subject to the provisions of Section 7.04, at any meeting each holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition "outstanding") of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 8.06. Voting.

                  The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be

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

subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                  ARTICLE IX.

                             SUPPLEMENTAL INDENTURES

         Section 9.01. Supplemental Indentures without Consent of
Securityholders.

                     The Company and the Guarantor, when authorized by resolutions of their respective Boards of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

                  (a) to evidence the succession of another corporation to the Company or the Guarantor, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company or the Guarantor, as the case may be, pursuant to Article Ten hereof;

                  (b) to add to the covenants of the Company or the Guarantor such further covenants, restrictions or conditions for the protection of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly being included for the benefit of such series) as such Boards of Directors and the Trustee shall consider to be for the protection of the holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which

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

period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not adversely affect the interests of the holders of the Securities;

                  (e) to add to, delete from, or revise the terms of Securities of any series as permitted by Section 2.01 and 2.03, including, without limitation, any terms relating to the issuance, exchange, registration or transfer of Securities issued in whole or in part in the form of one or more Global Securities and the payment of any principal thereof, or interest or premium, if any, thereon;

                  (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11;

                  (g) to make any change that does not adversely affect the rights of any Securityholder in any material respect; or

                  (h) to provide for the issuance of and establish the form and terms and conditions of the Debt Securities and the Guarantees of any series, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities.

                     The Trustee is hereby authorized to join with the Company and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                     Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company, the Guarantor and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

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         Section 9.02. Supplemental Indentures with Consent of Securityholders.

                  With the consent (evidenced as provided in Section 7.01) of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding of all series affected by such supplemental indenture (voting as a class), the Company and the Guarantor, when authorized by Board Resolutions, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each series so affected; provided, however, that no such supplemental indenture shall without the consent of the holders of each Security then outstanding and affected thereby (i) extend the fixed maturity of any Security of any series, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section
5.01 or the amount thereof provable in bankruptcy pursuant to Section 5.02, or impair or affect the right of any Securityholder to institute suit for payment thereof or the right of repayment, if any, at the option of the holder, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Security then affected; provided, further, that if the Securities of such series are held by a Countrywide Trust or a trustee of such trust, such supplemental indenture shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable Trust shall have consented to such supplemental indenture; provided, further, that if the consent of the Holder of each outstanding Security is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the applicable Countrywide Trust shall have consented to such supplemental indenture.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Securityholders of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture or the Securityholders of any other series.

                  Upon the request of the Company and the Guarantor accompanied by a copy of resolutions of their respective Boards of Directors certified by their respective Secretaries or Assistant Secretaries authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. The Trustee may receive an Opinion of

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

Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article Nine and that it is proper for the Trustee under the provisions of this Article Nine to join in the execution hereof.

                  Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company and the Guarantor, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 9.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

                  Any supplemental indenture executed pursuant to the provisions of this Article Nine shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Nine, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Guarantor and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.04. Notation on Securities.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article Nine may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the respective Boards of Directors of the Company and the Guarantor, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company and the Guarantor, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities of any series then outstanding.

         Section 9.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee.

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

                  The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive Officers' Certificates and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Nine.

                                   ARTICLE X.

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         Section 10.01. Company or Guarantor May Consolidate, etc., on Certain Terms.

                  Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company or the Guarantor with or into any other corporation or corporations (whether or not affiliated with the Company or the Guarantor, as the case may be), or successive consolidations or mergers in which the Company or the Guarantor, as the case may be, or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Company or the Guarantor, as the case may be, or its successor or successors as an entirety, or substantially as an entirety, to any other corporation (whether or not affiliated with the Company and the Guarantor, as the case may be, or its successor or successors) authorized to acquire and operate the same; provided, however, the Company and the Guarantor hereby covenant and agree that, upon any such consolidation, merger, sale, conveyance, transfer or other disposition, the due and punctual payment, in the case of the Company, of the principal of (premium, if any) and interest on all of the Debt Securities of all series in accordance with the terms of each series, according to their tenor or, in the case of the Guarantor, the performance of all obligations under the Guarantees, and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series or established with respect to such series to be kept or performed by the Company or the Guarantor, as the case may be, shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company or the Guarantor, as the case may be, shall have been merged, or by the entity which shall have acquired such property.

         Section 10.02. Successor Corporation to be Substituted.

                  In case of any such consolidation, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of, in the case of the Company, the due and punctual payment of the principal of and premium, if any, and interest on all of the Debt Securities or, in the case of the Guarantor, the performance of all obligations under the Guarantees, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company or the Guarantor, as the case may be, such successor corporation shall succeed to and be substituted for the Company or the Guarantor, as the case may be, with the same effect as if it had been named herein as the Company or the Guarantor, as the case may be, and thereupon the predecessor corporation shall be relieved of any further liability or obligation hereunder or upon the

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

Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Countrywide Home Loans, Inc. or Countrywide Credit Industries, Inc., any or all of the Debt Securities or Guaranties, respectively, issuable hereunder which theretofore shall not have been signed by the Company or the Guarantor and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor corporation instead of the Company or the Guarantor, as the case may be, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company or the Guarantor, as the case may be, to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         Section 10.03.          SECTION 10.03. Opinion of Counsel to be Given
Trustee.

                  The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or other disposition, and any assumption, permitted or required by the terms of this Article Ten complies with the provisions of this Article Ten.

                                  ARTICLE XI.

                     SATISFACTION AND DISCHARGE OF INDENTURE

         Section 11.01.          SECTION 11.01. Discharge of Indenture.

                  When (a) the Company and the Guarantor shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) and not theretofore cancelled, or (b) all the Securities not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company or the Guarantor shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of, and premium, if any, or interest on the Securities (1) theretofore repaid to the Company or the Guarantor in accordance with the provisions of Section 11.04, or (2) paid to any

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state or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company or the Guarantor shall also pay or cause to be paid all other sums payable hereunder by the Company or the Guarantor, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.05, 2.07, 2.08, 3.01, 3.02, 3.04, 6.06, 6.10 and
11.04 hereof shall survive until such Securities shall mature and be paid. Thereafter, Sections 6.10 and 11.04 shall survive, and the Trustee, on demand of the Company and the Guarantor accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company and the Guarantor, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company and the Guarantor, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

         Section 11.02. Deposited Moneys and U.S. Government Obligations to be Held in Trust by Trustee.

                  Subject to the provisions of Section 11.04, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Sections
11.01 or 11.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

                  The Company and the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.05 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Securities.

         Section 11.03.          SECTION 11.03. Paying Agent to Repay Moneys
Held.

                  Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon demand of the Company or the Guarantor, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

         Section 11.04.          SECTION 11.04. Return of Unclaimed Moneys.

                  Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of, and premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for three years after the date upon which the principal of, and premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company or the Guarantor by the Trustee or such paying agent on written demand; and the holder of any of the Securities shall thereafter look only to the Company or the Guarantor for any payment which such holder may be entitled to collect

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and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

         Section 11.05. Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

                  The Company and the Guarantor shall be deemed to have been Discharged (as defined below) from its respective obligations with respect to any series of Securities on the 91st day after the applicable conditions set forth below have been satisfied with respect to such series of Securities:

                  (1) The Company or the Guarantor shall have deposited or caused to be deposited irrevocably with the Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series
                  (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of, and interest and premium, if any, on, the outstanding Securities of such series on the dates such installments of principal, interest or premium are due;

                  (2) if the Securities of such series are then listed on any national securities exchange, the Company or the Guarantor, as the case may be, shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section 11.05 would not cause such Securities to be delisted from such exchange;

                  (3) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit; and

                  (4) the Company or the Guarantor, as the case may be, shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under this Section 11.05 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of the Securities of such series being Discharged, such opinion shall be accompanied by a private letter ruling to that effect received from the United

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                  States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service.

                  "Discharged" means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company and the Guarantor, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Securities of such series to receive, from the trust fund described in clause
(1) above, payment of the principal of and the interest and premium, if any, on such Securities when such payments are due; (B) the Company's and the Guarantor's obligations with respect to such Securities under Sections 2.05, 2.07, 2.08, 3.01, 3.02, 3.04, 6.06, 6.10 and 11.04; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

                  "Defeasance Agent" means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act under this Section 11.05. In the event such a Defeasance Agent is appointed pursuant to this Section 11.05, the following conditions shall apply:

                  1. The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

                  2. The Defeasance Agent shall provide verification to the Trustee acknowledging receipt of sufficient money and/or U.S. Government Obligations to meet the applicable conditions set forth in this Section 11.05;

                  3. The Trustee shall determine whether the Company and the Guarantor shall be deemed to have been Discharged from its respective obligations with respect to any series of Securities.

                                  ARTICLE XII.

                     MMUNITY OF INCORPORATORS, STOCKHOLDERS,

                              OFFICERS AND DIRECTOR

         Section 12.01. Indenture and Securities Solely Corporate Obligations.

                  No recourse for the payment of the principal of or premium, if any, or interest on any Debt Security or any Guarantee, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or the Guarantor in this Indenture or in any supplemental indenture, or in any such Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or

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

the Guarantor or of any successor corporation of the Company or the Guarantor, either directly or through the Company or the Guarantor or any successor corporation of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                                  ARTICLE XIII.

                            MISCELLANEOUS PROVISIONS

         Section 13.01.          SECTION 13.01. Successors.

                  All the covenants, stipulations, promises and agreements in this Indenture contained by the Company or the Guarantor shall bind to successors and assigns whether so expressed or not.

         Section 13.02.          SECTION 13.02. Official Acts by Successor
Corporation.

                  Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company or the Guarantor shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company or the Guarantor, as the case may be.

         Section 13.03.          SECTION 13.03. Surrender of Company Powers.

                  The Company or the Guarantor by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company or the Guarantor as the case may be, and thereupon such power so surrendered shall terminate both as to the Company or the Guarantor, as the case may be, and as to any successor corporation.

         Section 13.04.          SECTION 13.04. Addresses for Notices, etc.

                  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company or the Guarantor may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company or the Guarantor, as the case may be, with the Trustee for the purpose) to the Company, or the Guarantor, as the case may be, 155 North Lake Avenue, Pasadena, California 91101, Attention: Corporate Secretary. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Trustee, addressed to the Trustee, 101 Barclay Street, 21 West, New York, New York 10286, Attention: Corporate Trust Trustee Administration.

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         Section 13.05.          SECTION 13.05. Governing Law.

                  This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regard to conflict of laws principles thereof.

         Section 13.06. Evidence of Compliance with Conditions Precedent.

                  Upon any application or demand by the Company or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 13.07.          SECTION 13.07. Legal Holidays.

                  Subject to Section 2.03, in any case where the date of payment of interest on or principal of the Securities will be in The City of New York, New York a legal holiday or a day on which banking institutions are authorized by law to close, the payment of such interest on or principal of the Securities need not be made on such date but may be made on the next succeeding day not in the City a legal holiday or a day on which banking institutions are authorized by law to close, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date.

         Section 13.08.          SECTION 13.08. Trust Indenture Act to Control.

                  If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act, such required provision shall control.

         Section 13.09. SECTION 13.09. Table of Contents, Headings, etc.

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

                  The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 13.10.          SECTION 13.10. Execution in Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 13.11.          SECTION 13.11. Separability.

                  In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         Section 13.12.          SECTION 13.12. Assignment.

                  The Company and the Guarantor will have the right at all times to assign any of their respective rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Company or the Guarantor, provided that, in the event of any such assignment, the Company or the Guarantor, as the case may be, will remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

         Section 13.13.          SECTION 13.13. Acknowledgement of Rights.

                  The Company acknowledges that, with respect to any Securities held by any Countrywide Trust or a trustee of such trust, if the Institutional Trustee of such trust fails to enforce its rights under this Indenture as the holder of the series of Securities held as the assets of such Countrywide Trust after the holders of a majority in liquidation amount of the Capital Securities have so directed the Institutional Trustee, any holder of Capital Securities may institute legal proceedings directly against the Company to enforce such Institutional Trustee's rights under this Indenture without first instituting any legal proceedings against such Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the applicable series of Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), the Company acknowledges that a holder of Capital Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the applicable series of Securities having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such holder on or after the respective due date specified in the applicable series of Securities.

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                  The Guarantor acknowledges that, with respect to any
Securities held by any Countrywide Trust or a trustee of such trust, if the Institutional Trustee of such Trust fails to enforce its rights as holder of Securities held as assets of such Countrywide Trust, after the holders of a majority in liquidation amount of the Capital Securities have so directed the Institutional Trustee, any holder of Capital Securities may institute legal proceedings directly against the Guarantor to enforce the Institutional Trustee's rights against the Guarantor under this Indenture without first instituting any legal proceedings against such Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Guarantor to pay interest or principal on the applicable series of Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), the Guarantor acknowledges that a holder of Capital Securities may also directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the applicable series of Securities having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such holder on or after the respective due date specified in the applicable series of Securities.

                                  ARTICLE XIV.

                    REDEMPTION OF SECURITIES -- MANDATORY AND

                              OPTIONAL SINKING FUND

         Section 14.01.          SECTION 14.01. Applicability of Article.

                  The provisions of this Article shall be applicable to the Debt Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified as contemplated by Section 2.03 for Debt Securities of such series.

         Section 14.02. Notice of Redemption; Selection of Debt Securities.

                  In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Debt Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Debt Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debt Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security of such series.

                  Each such notice of redemption shall specify the CUSIP number of the Debt Securities to be redeemed, the date fixed for redemption, the redemption price at which Debt

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

Securities of such series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debt Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Debt Securities of such series are to be redeemed the notice of redemption shall specify the numbers of the Debt Securities of that series to be redeemed. In case any Debt Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security or Debt Securities of that series in principal amount equal to the unredeemed portion thereof and having endorsed thereon a duly executed Guarantee will be issued.

                  Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Debt Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.

                  If all, or less than all, the Debt Securities of a series are to be redeemed, the Company will give the Trustee notice not less than 45 or 60 days, respectively, prior to the redemption date as to the aggregate principal amount of Debt Securities of that series to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Debt Securities of that series or portions thereof (in integral multiples of $1,000, except as otherwise set forth in the applicable form of Debt Security) to be redeemed.

         Section 14.03. Payment of Securities Called for Redemption.

                  If notice of redemption has been given as provided in Section
14.02 or Section 14.04, the Debt Securities or portions of Debt Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Debt Securities at the redemption price, together with interest accrued to said date) interest on the Debt Securities or portions of Debt Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Debt Securities at a place of payment specified in said notice, the said Debt Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

                  Upon presentation of any Debt Security of any series redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debt Security or Debt Securities of such series of authorized denominations, in principal amount equal to the unredeemed portion of the Debt Security so presented and having endorsed thereon a duly executed Guarantee.

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         Section 14.04.          SECTION 14.04. Mandatory and Optional Sinking
Fund.

                  The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment". The last date on which any such payment may be made is herein referred to as a "sinking fund payment date".

                  In lieu of making all or any part of any mandatory sinking fund payment with respect to any Debt Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Debt Securities of that series theretofore purchased by the Company and (b) may apply as a credit Debt Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of optional sinking fund payments pursuant to the next succeeding paragraph, in each case in satisfaction of all or any part of any mandatory sinking fund payment, provided that such Debt Securities have not been previously so credited. Each such Debt Security so delivered or applied as a credit shall be credited at the sinking fund redemption price for such Debt Securities and the amount of any mandatory sinking fund shall be reduced accordingly. If the Company intends so to deliver or credit such Debt Securities with respect to any mandatory sinking fund payment it shall deliver to the Trustee at least 60 days prior to the next succeeding sinking fund payment date for such series (a) a certificate signed by the Treasurer or an Assistant Treasurer of the Company specifying the portion of such sinking fund payment, if any, to be satisfied by payment of cash and the portion of such sinking fund payment, if any, which is to be satisfied by delivering and crediting such Debt Securities and (b) any Debt Securities to be so delivered. All Debt Securities so delivered to the Trustee shall be cancelled by the Trustee and no Debt Securities shall be authenticated in lieu thereof. If the Company fails to deliver such certificate and Debt Securities at or before the time provided above, the Company shall not be permitted to satisfy any portion of such mandatory sinking fund payment by delivery or credit of Debt Securities.

                  At its option the Company may pay into the sinking fund for the retirement of Debt Securities of any particular series, on or before each sinking fund payment date for such series, any additional sum in cash as specified by the terms of such series of Debt Securities. If the Company intends to exercise its right to make any such optional sinking fund payment, it shall deliver to the Trustee at least 60 days prior to the next succeeding sinking fund payment date for such series a certificate signed by the Treasurer or an Assistant Treasurer of the Company stating that the Company intends to exercise such optional right and specifying the amount which the Company intends to pay on such sinking fund payment date. If the Company fails to deliver such certificate at or before the time provided above, the Company shall not be permitted to make any optional sinking fund payment with respect to such sinking fund payment date. To the extent that such right is not exercised in any year it shall not be cumulative or carried forward to any subsequent year.

                  If the sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request) with respect to the Debt Securities of

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any particular series, it shall be applied by the Trustee or one or more paying agents on the next succeeding sinking fund payment date to the redemption of Debt Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. The Trustee shall select, in the manner provided in Section 14.02, for redemption on such sinking fund payment date a sufficient principal amount of Debt Securities of such series to absorb said cash, as nearly as may be, and the Trustee shall, at the expense and in the name of the Company, thereupon cause notice of redemption of Debt Securities of such series to be given in substantially the manner and with the effect provided in Sections 14.02 and 14.03 for the redemption of Debt Securities of that series in part at the option of the Company, except that the notice of redemption shall also state that the Debt Securities of such series are being redeemed for the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee or any paying agent to the redemption of Debt Securities of that series shall be added to the next cash sinking fund payment received by the Trustee or such paying agent and, together with such payment, shall be applied in accordance with the provisions of this Section 14.04. Any and all sinking fund moneys held by the Trustee or any paying agent on the maturity date of the Debt Securities of any particular series, and not held for the payment or redemption of particular Debt Securities of such series, shall be applied by the Trustee or such paying agent, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Debt Securities of that series at maturity.

                  On or before each sinking fund payment date, the Company shall pay to the Trustee or to one or more paying agents in cash a sum equal to all interest accrued to the date fixed for redemption on Debt Securities to be redeemed on the next following sinking fund payment date pursuant to this Section.

                  Neither the Trustee nor any paying agent shall redeem any Debt Securities of a series with sinking fund moneys, and the Trustee shall not mail any notice of redemption of Debt Securities for such series by operation of the sinking fund, during the continuance of a default in payment of interest on such Debt Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph), except that if the notice of redemption of any Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee or any paying agent shall redeem such Debt Securities if cash sufficient for that purpose shall be deposited with the Trustee or such paying agent for that purpose in accordance with the terms of this Article Fourteen. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of all such Debt Securities; provided, however, that in case such Event of Default or default, shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next succeeding sinking fund payment date on which such moneys may be applied pursuant to the provisions of this
Section 14.04.

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                                  ARTICLE XV.

                           SUBORDINATION OF SECURITIES

         Section 15.01.          SECTION 15.01. Agreement to Subordinate.

                  The Company and the Guarantor covenant and agree, and each holder of Securities issued hereunder and under any supplemental indenture or by any resolutions by the Boards of Directors of the Company and the Guarantor ("Additional Provisions") by such Securityholder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article Fifteen; and each holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

                  The payment by the Company of the principal of, premium, if any, and interest on all Debt Securities and the payment by the Guarantor of any obligation due under any Guarantees issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company or the Guarantor, as the case may be, whether outstanding at the date of this Indenture or thereafter incurred.

                  No provision of this Article Fifteen shall prevent the occurrence of any default or Event of Default hereunder.

         Section 15.02.          SECTION 15.02. Default on Senior Indebtedness.

                  In the event and during the continuation of any default by the Company or the Guarantor in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness of the Company or the Guarantor, as the case may be (after any applicable grace period with respect to such payment default has elapsed with such default not having been cured or waived or ceasing to exist), or in the event that the maturity of any Senior Indebtedness of the Company or the Guarantor, as the case may be, has been accelerated because of a default, then, in either case, no payment shall be made by the Company or the Guarantor, as the case may be, with respect to the principal (including redemption and sinking fund payments, if any) of, or premium, if any, or interest on the Securities, including payment with respect to any obligation due under the Guarantees.

                  In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 15.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness

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and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

         Section 15.03.          SECTION 15.03. Liquidation; Dissolution;
Bankruptcy.

                  Upon any payment by the Company or the Guarantor or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company or the Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness of the Company or the Guarantor, as the case may be, shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company or the Guarantor, as the case may be, on account of the principal (and premium, if any) or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company or the Guarantor, or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee would be entitled to receive from the Company or the Guarantor, as the case may be, except for the provisions of this Article Fifteen, shall be paid by the Company or the Guarantor, as the case may be, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company or the Guarantor, as the case may be (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company or the Guarantor, as the case may be) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Trustee.

                  In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company or the Guarantor of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of the Company or the Guarantor is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company or the Guarantor, for application to the payment of all Senior Indebtedness of the Company or the Guarantor, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

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                  For purposes of this Article Fifteen, the words "cash,
property or securities" shall not be deemed to include shares of stock of the Company or the Guarantor as reorganized or readjusted, or securities of the Company or the Guarantor or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Fifteen with respect to the Securities to the payment of all Senior Indebtedness of the Company or the Guarantor, as the case may be, that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company or the Guarantor with, or the merger of the Company or the Guarantor into, another corporation or the liquidation or dissolution of the Company or the Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Ten of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 15.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Ten of this Indenture. Nothing in Section 15.02 or in this Section 15.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06 of this Indenture.

         Section 15.04.          SECTION 15.04. Subrogation.

                  Subject to the payment in full of all Senior Indebtedness of the Company or the Guarantor then outstanding, the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company or the Guarantor, as the case may be, applicable to such Senior Indebtedness until all amounts owing on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article Fifteen, and no payment over pursuant to the provisions of this Article Fifteen to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between (i) the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Securities, or (ii) the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor, and the holders of the Securities, be deemed to be a payment by the Company or the Guarantor, as the case may be, to or on account of such Senior Indebtedness. It is understood that the provisions of this Article Fifteen are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

                  Nothing contained in this Article Fifteen or elsewhere in this Indenture, any Additional Provisions or in the Securities is intended to or shall impair, as between (i) the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders of the Securities, or
(ii) the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor, and the holders of the Securities, the obligation of the Company

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or the Guarantor, as the case may be, which is absolute and unconditional, to pay to the holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company or the Guarantor, as the case may be, other than the holders of Senior Indebtedness of the Company or the Guarantor, as the case may be, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article Fifteen of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company or the Guarantor, as the case may be, received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Company or the Guarantor referred to in this Article Fifteen, the Trustee, subject to the provisions of Article Six of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company or the Guarantor, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen.

         Section 15.05.          SECTION 15.05. Trustee to Effectuate
Subordination.

                  Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fifteen and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

         Section 15.06. Notice by the Company and the Guarantor.

                  The Company or the Guarantor shall give written notice to a Responsible Officer of the Trustee within five days of becoming aware of any Default, Event of Default or any fact known to the Company or the Guarantor that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Fifteen. Notwithstanding the provisions of this Article Fifteen or any other provision of this Indenture or any Additional Provisions, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Fifteen, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or the Guarantor or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article Six of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this

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Section 15.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

                  The Trustee, subject to the provisions of Article Six of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company or the Guarantor, as the case may be (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fifteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fifteen, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 15.07. Rights of the Trustee; Holders of Senior Indebtedness.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fifteen in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture or any Additional Provisions shall deprive the Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness of the Company or the Guarantor, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fifteen, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture or any Additional Provisions against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article Six of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Securityholders, the Company, the Guarantor or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article Fifteen or otherwise.

                  Nothing in this Article Fifteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

         Section 15.08.          SECTION 15.08. Subordination May Not Be
Impaired.

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                  No right of any present or future holder of any Senior
Indebtedness of the Company or the Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Guarantor, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company or the Guarantor, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company or the Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article Fifteen or the obligations hereunder of the holders of the Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company or the Guarantor, as the case may be, and any other Person.

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

                  The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                            COUNTRYWIDE HOME LOANS, INC.

                                            /s/ Stanford L. Kurland
                                             Name: Stanford L. Kurland
                                             Title: President

                                            COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                            /s/ Eric P. Sieracki
                                             Name: Eric P. Sieracki
                                             Title: Managing Director

                                            THE BANK OF NEW YORK,
                                            as Trustee

                                            /s/ Vivian Georges
                                             Name: Vivian Georges
                                             Title: Assistant Vice President

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